                                                                   EXHIBIT 10.30

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


      REGISTRATION RIGHTS AGREEMENT, dated as of January 8, 2002, between EDGAR Online, Inc. (the "Company") between and among each of the Holders (as such term is defined below) listed on Schedule A hereto.

      WHEREAS, the Company has offered for sale up to 2,000,000 shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock") and warrants ("Warrant") to purchase a number of shares of Common Stock ("Warrant Shares") equal to 20% of the number of Shares purchased, (the "Offering"), as further described in the Common Stock Purchase Agreement of even date herewith (the "SPA");

      WHEREAS, the Company has agreed to register the Common Stock and the Warrant Shares offered through the Offering on the terms and conditions provided herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1.    Automatic Registration Statement.

            (a) Within thirty (30) days after January 8, 2002 (the "Final Closing Date"), the Company shall file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-3 or such other appropriate form in accordance with the Securities Act of 1933, as amended (the "Securities Act"), covering the Common Stock and the Warrant Shares (collectively, the "Registrable Securities"). If a Registration Statement covering the Registrable Securities is not filed with the SEC within thirty (30) days of the Final Closing Date (the "Registration Date"), for each thirty (30) day period (or pro-rata for any portion thereof) following the Registration Date during which no Registration Statement is filed with respect to the Registrable Securities, the Company will pay to each Holder, as liquidated damages, an amount equal to 1.0% of the aggregate amount paid to the Company by such Holder on the date it purchased shares pursuant to the SPA for shares of Common Stock still held by such Holder. The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States, and amounts payable as liquidated damages shall be paid monthly within ten (10) business days of the last day of each month following the Registration Date until the Registration Statement is filed with the SEC. Amounts payable as liquidated damages hereunder shall cease when a Holder no longer holds Common Stock.

                 (b) The Company shall use all reasonable efforts to have such registration statement declared effective within sixty (60) days after such filing, and to maintain the effectiveness and use of such registration statement for a period of no less than the earlier of (i) two years following the effective date thereof, or (ii) such time when all Common Stock covered by such registration statement have been sold. If a Registration Statement covering the Registrable Securities is not declared effective by the SEC within one hundred twenty (120) days after the filing date (subject to extension for an additional thirty (30) day period in the case of any registration statement which receives full review by the SEC staff), then the Company shall make pro-rata payments to each Holder, as liquidated damages, in an amount equal to 1.0% of the aggregate amount paid by such Holder on the date it purchased shares pursuant to the SPA for shares of Common Stock still held by such Investor, for any 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the "Blackout Period"). The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within ten
(10) business days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period. Such payment shall be made to each Investor in lawful money of the United States. The Company shall not be obligated to pay any amounts payable as liquidated damages hereunder to any Holder (i) from and after such time as such Holder no longer holds Common Stock (ii) to the extent any such Investor has elected to exclude all of its Registrable Securities from a registration statement.

      2. Piggyback Registration Statement. If, at any time before the automatic registration above, the Company proposes to file any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act or initial public offerings) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each registration statement, to the Holders of this Warrant of its intention to do so. If the Holder notifies the Company within twenty (20) days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford the Holders the opportunity to have any such Warrant Shares registered under such registration statement.

      3. Obligations of the Company. In connection with the filing of any registration statement herein, the Company shall:

            2.1 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

            2.2 Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

            2.3 Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not


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
be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            2.4 Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            2.5 Cause all Registrable Securities covered by such registration statement to be listed on each securities exchange on which similar securities listed by the Company are then listed.

      3.    Obligations of the Holders.

            Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder, the number of Registrable Securities owned and proposed to be sold by it, the intended method of disposition of such securities and any other information as shall be required to effect the registration of such Holder's Registrable Securities, and cooperate with the Company in preparing the registration statement and in complying with the requirements of the Securities Act.

      4.    Registration Expenses.

            The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities, including without limitation all registration, listing, filing and qualification fees, printers and accounting fees, but excluding (i) underwriting discounts and commissions relating to the Registrable Securities and (ii) legal fees and disbursements of counsel retained by the Holders.

      5.    Suspension of Effectiveness.

            If the Company shall furnish to all Holders a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it is necessary to suspend the effectiveness of any registration statement filed hereunder, the Company shall have the right, exercisable one time only in any consecutive twelve (12) month period, to suspend the effectiveness of the registration statement with respect to such offering for a period of not more than an aggregate of sixty (60) days.

      6.    Indemnification.

            6.1 To the extent permitted by law, the Company will indemnify each Holder, its directors, officers, shareholders, employees, agents and affiliates, legal counsel for the


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
Holders, and each person controlling such Holder within the meaning of the Securities Act, with respect to which registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, against any losses, claims, damages, liabilities or actions in respect thereof (collectively, "Damages"), arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement filed pursuant hereto, prospectus offering circular or other document, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any state securities laws or any rule or regulation promulgated under such laws and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance; and the Company will pay each such Holder any legal and other expenses reasonably incurred by them in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this
Section 6.1 shall not apply to: (i) amounts paid in settlement of any such Damages if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); (ii) any such Damages arising out of or a based upon any untrue statement or omission based upon information furnished to the Company by such Holder and stated to be for use in connection with the offering of securities of the Company; or (iii) any such Damages arising out of or based upon such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto.

            6.2 To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors, officers, shareholders, employees, agents and affiliates, each legal counsel and independent accountant of the Company, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its directors, officers, shareholders, employees, agents and affiliates, legal counsel, and each person controlling such other Holder within the meaning of the Securities Act, against all Damages arising out of or based upon arising any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed pursuant hereto, prospectus offering circular or other document, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by such Holder of the Securities Act, the Exchange Act, or any state securities laws or any rule or regulation promulgated under such laws and relating to action or inaction required of such Holder in connection with any such registration, qualification or compliance; and such Holder will pay the Company or such other Holders any legal and other expenses reasonably incurred by them in connection with investigating or defending any such claim, loss, damage, liability or action, in each case, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is made in such registration statement, prospectus, offering circular or other document in reliance on and in conformity with information furnished to the Company by such Holder and stated to be for use in connection with the offering of securities of the Company; provided, however, that the indemnity contained in this Section 6.2


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
shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of such Holder (which consent shall not unreasonably be withheld).

            6.3 Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so chooses, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 6.

            6.4 If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            6.5 The obligations of the Company and the Holders under this
Section 5 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement.

      7.    Notices.

            7.1 Any notice or communication required or permitted hereunder shall be given in writing and shall be made by hand delivery, by confirmed facsimile, by overnight courier or by registered or certified mail, addressed
(i) if to a Holder, to such Holder's address as


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set forth on Schedule A hereto, and (ii) if to the Company, to EDGAR Online,
Inc. 50 Washington Street, Norwalk, CT 06854, facsimile number (203) 852-5667,
Attn: Tom Vos, with a copy to Littman Krooks & Roth P.C., 655 Third Avenue, New York, NY 10017, facsimile number (212) 490-2020, Attn: Mitchell C. Littman, Esq.

            7.2 All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery or facsimile, on the date of such delivery, (ii) in the case of overnight courier, on the business day after the date when sent, and (iii) in the case of registered or certified mail, on the third business day following such mailing.

      8.    Miscellaneous.

            8.1 This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of the conflict of laws thereof. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of New York located in New York County and any Federal court located within New York County for any actions, suits or proceedings arising out of or relating to this Agreement. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement in the courts of the State of New York located in New York County or the courts of the United States of America located in New York County, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit of proceeding brought in any such court has been brought in an inconvenient forum.

            8.2 Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities, and the Company.

            8.3 Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement, excepts as expressly provided herein.

            8.4 If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            8.5 The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.


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
            8.6 This Agreement constitutes the entire contract among the Company and the Holders relative to the subject matter hereof and supersedes in its entirety any and all prior agreements, understandings and discussions with respect thereto .

            8.7 The Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    COMPANY:

                                    EDGAR ONLINE, INC.


                                    By:___________________________
                                    Name: Susan Strausberg
                                    Title: Chief Executive Officer


                                    HOLDERS:

                                       Caxton Equity Growth LLC


                                       By: _______________________
                                               Name:
                                               Title:


                                       Caxton Equity Growth (BVI) Ltd.


                                       By: _______________________
                                               Name:
                                               Title:


                                       Discovery Capital Partners


                                       By: _______________________
                                               Name:
                                               Title:

                                       Special Situations Private Equity
                                          Fund, L.P.


                                       By: _______________________
                                               Name:
                                               Title:



                                       Special Situations Fund III, L.P.


                                       By: _______________________
                                               Name:
                                               Title:

                                                    Schedule A



                                                                   Number of
Holder Name                                 Holder Address         Registrable Securities
-----------                                 --------------         ----------------------

Caxton Equity Growth LLC                     SEE SPA               Common Stock: 26,200
                                                                   Warrant Shares: 5,240

Caxton Equity Growth (BVI) Ltd.              SEE SPA               Common Stock: 152,300
                                                                   Warrant Shares: 30,460

Caxton International Limited                 SEE SPA               Common Stock: 321,500
                                                                   Warrant Shares: 64,300

Discovery Capital Partners                   SEE SPA               Common Stock: 250,000
                                                                   Warrant Shares: 50,000

Special Situations Private Equity
            Fund, L.P.                       SEE SPA               Common Stock: 500,000
                                                                   Warrant Shares: 100,000

Special Situations Fund III, L.P.            SEE SPA               Common Stock: 750,000
                                                                   Warrant Shares: 150,000